UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2016

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA (State or other jurisdiction of incorporation)	0-25464 (Commission File Number)	26-2018846 (I.R.S. Employer Identification No.)
500 Volvo Parkway Chesapeake, VA 23320 (Address of principal executive offices)	23320 (Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On April 19, 2016, Howard R. Levine, a director of Dollar Tree, Inc. (the “Company”), announced his resignation from the Board of Directors of the Company, effective immediately. There are no disagreements between Mr. Levine and the Company.

(e)    Mr. Levine had been subject to restrictions on the sale of Company stock contained in a retention letter, dated as of July 27, 2014, which was executed in anticipation of the merger. These restrictions have been eased to allow him to sell no more than 500,000 shares during any five-trading-day period because he no longer serves as an officer or director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 22, 2016	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer